Exhibit 99(a)

News Release

                 5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

TrustCo Announces Solid Fourth Quarter 2015 Earnings;
Full Year Core Earnings Rise

Executive Snapshot:

•	Continued solid financial results:
o	Core net income for 2015 rose to $42.2 million from $41.5 million in 2014
o	Key metrics for fourth quarter of 2015 results:
▪	Net income of $10.2 million in fourth quarter of 2015 compared to $10.7 million in fourth quarter of 2014
▪	Operating expenses increased $868 thousand in the fourth quarter of 2015 compared to the fourth quarter of 2014
▪	Return on average assets (ROA) of 0.86%
▪	Return on average equity (ROE) of 9.75%
▪	Efficiency ratio of 55.37%

•	Asset quality improvement:
o	Most asset quality measures continued to improve compared to both the fourth quarter of 2014 and the third quarter of 2015
o	Nonperforming assets (NPAs) fell by $5.7 million compared to December 31, 2014
o	NPAs to total assets improved from 0.87% to 0.73% compared to December 31, 2014
o	Quarterly net chargeoffs increased to 0.21% of average loans on an annualized basis, compared to 0.15% for the fourth quarter of 2014

•	Continued expansion of customer base:
o	Focus on capitalizing on opportunities presented by expanded branch network
o	Average deposits per branch grew $452 thousand from December 31, 2014 to December 31, 2015 on a same store basis
o	Average core deposits were $109 million higher in the fourth quarter of 2015 compared to the fourth quarter of 2014

•	Loan portfolio reaches all-time high:
o	Average loans were up $163 million for the fourth quarter of 2015 compared to fourth quarter of 2014
o	At $3.29 billion as of December 31, 2015, loans reached an all-time high

Note: See non-GAAP financial measures reconciliation on pages 13-14 for information on core income

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FOR IMMEDIATE RELEASE:

TrustCo Announces Solid Fourth Quarter 2015 Earnings;
Full Year Core Earnings Rise

Glenville, New York – January 21, 2016

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that fourth quarter of 2015 GAAP net income was $10.2 million compared to $10.7 million for the fourth quarter of 2014.  Despite added operating costs during the second half of 2015 in response to recent regulatory concerns, core net income for the full year 2015 increased to $42.2 million from $41.5 million in 2014.

Robert J. McCormick, President and Chief Executive Officer noted, “We continue to be pleased with the ongoing improvement in our asset quality during both the fourth quarter and over the last year. Our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain strong liquidity and capital and allowed us to continue to grow our business and take advantage of changes in market and competitive conditions.”

Mr. McCormick also noted, “We consider our fourth quarter 2015 results to be solid and were encouraged by the increase in pre-tax earnings from the third quarter to the fourth quarter.  As we  discussed in recent quarters, increased operating costs in response to regulatory concerns have hampered earnings.  Higher expenses were anticipated in order to fulfill operating and regulatory requirements.  We took aggressive action to meet these requirements during the second half of 2015, resulting in added costs in both the third and the fourth quarters.  While some of these costs will be recurring, others will diminish over time.  In terms of our core business, we continue to make solid progress, adding customer relationships which ultimately position our business well for the future.  Our highly liquid balance sheet continues to allow us to fund our loan growth without having to overpay for deposits.  We look forward to 2016 with optimism.  We will continue taking advantage of opportunities as they are presented.”

TrustCo saw continued strong loan growth in the fourth quarter of 2015.  Loan portfolio expansion was funded by a combination of deposit growth and cash flow from the Bank’s investment portfolio.  The continued shift toward loans helped offset the margin impact from continued comparatively low yields on cash and investments.  The growth in average deposits was led by lower cost core deposits.  TrustCo’s strong liquidity position continues to allow the Company to take advantage of opportunities when interest rate conditions change.

For the fourth quarter of 2015, return on average assets and return on average equity were 0.86% and 9.75%, respectively, compared to 0.92% and 10.70% for the fourth quarter of 2014.  GAAP diluted earnings per share were $0.107 for the fourth quarter of 2015, compared to $0.112 for the fourth quarter of 2014.

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For the full year 2015, core diluted net income per share was up slightly to $0.443, compared to $0.438 for 2014.  GAAP diluted net income per share was $0.444 for 2015, compared to $0.466 for 2014.  Return on average assets and equity were 0.89% and 10.41% for 2015, compared to 0.97% and 11.54% for 2014, all on a GAAP basis.  Non-GAAP measures are discussed on pages 13 and 14.

Average loans were up $162.8 million or 5.2% in the fourth quarter of 2015, over the same period in 2014.  Average deposits were up $94.0 million or 2.4% for the fourth quarter of 2015 over the same period a year earlier.  Most of the increase in deposits came from core deposit accounts, which consist of checking, savings and money market deposits.  Average core deposits increased $108.7 million from the fourth quarter of 2014 to the fourth quarter of 2015.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, “The year-over-year growth of our loans and core deposit base reflect the long term strategic focus of the Company.

“While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We continue to make significant progress expanding loans and deposits throughout our entire branch network.  We expect that trend to continue as the newer branches continue to mature.

“At December 31, 2015, our average branch size was $28.1 million.  On a same store basis, our average deposits per branch grew by $452 thousand from December 31, 2014 to December 31, 2015.  We have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We use open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for newer branches will take time and continued work.  We believe success in growing customer relationships provides basic building blocks that will help drive profit growth for the coming years.”

Asset quality and the allowance for loan losses coverage of nonperforming loans (NPLs) improved from both December 31, 2014 and September 30, 2015 to December 31, 2015.  NPLs declined to $28.3 million at December 31, 2015, compared to $34.0 million at December 31, 2014 and $31.9 million at September 30, 2015.  NPLs were equal to 0.86% of total loans at December 31, 2015, compared to 1.08% a year earlier and 0.97% at September 30, 2015.  The coverage ratio, or allowance for loan losses to NPLs, was 158.4% at December 31, 2015, compared to 141.4% at September 30, 2015 and 136.2% at December 31, 2014.  Nonperforming assets (NPAs) declined to $34.7 million at December 31, 2015 from $37.8 million at September 30, 2015 and $40.5 million at December 31, 2014.  Overall, virtually every asset quality indicator improved during the fourth quarter of 2015 relative to the third quarter of 2015 and the fourth quarter of 2014.  The ratio of loan loss allowance to total loans was 1.36% as of December 31, 2015, compared to 1.38% at September 30, 2015 and to 1.47% at December 31, 2014 and reflects both the improvement in asset quality and economic conditions in our lending areas.  The allowance for loan losses was $44.8 million at December 31, 2015 compared to $45.1 million at September 30, 2015 and $46.3 million at December 31, 2014.

The net interest margin for the fourth quarter of 2015 was 3.14% compared to 3.08% in the third quarter of 2015 and 3.17% in the fourth quarter of 2014.

At December 31, 2015 the tangible equity ratio was 8.72% compared to 8.71% at September 30, 2015 and 8.46% at December 31, 2014.  The equity to asset ratio was 8.73% at December 31, 2015, compared to 8.72% at September 30, 2015 and 8.47% at December 31, 2014.  Tangible book value per share at December 31, 2015 was $4.33 compared to $4.14 a year earlier and GAAP book value per share was $4.34 and $4.15, respectively.  Non-GAAP measures are discussed on pages 13 and 14.

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TrustCo Bank Corp NY is a $4.7 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 146 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at December 31, 2015.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss fourth quarter 2015 results will be held at 9:00 a.m. Eastern Time on January 22, 2016.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10079078. The call will also be audio webcast at: http://services.choruscall.com/links/trst160122.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2016 and for the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to comply with the supervisory agreement entered into with Trustco Bank’s regulator and potential regulatory actions if we fail to comply; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of Trustco Bank and the continued ability of Trustco Bank under regulatory rules and the supervisory agreement to distribute capital to TrustCo, which could affect our ability to pay dividends; results of examinations of Trustco Bank and TrustCo by our respective regulators; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K, as amended, and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

Page | 4

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

			Three Months Ended
	12/31/15		09/30/15	12/31/14
Summary of operations
Net interest income (TE)	$36,278		36,069	35,693
Provision for loan losses	1,300		800	1,000
Net securities transactions	2		-	335
Noninterest income, excluding net securities transactions	4,428		4,365	4,417
Noninterest expense	23,108		23,464	22,240
Net income	10,180		10,616	10,660

Per common share
Net income per share:
- Basic	$0.107		0.112	0.113
- Diluted	0.107		0.111	0.112
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	4.33		4.33	4.14
Market price at period end	6.14		5.84	7.26

At period end
Full time equivalent employees	787		778	737
Full service banking offices	146		146	144

Performance ratios
Return on average assets	0.86%		0.88	0.92
Return on average equity	9.75		10.35	10.70
Efficiency (1)	55.37		56.04	53.35
Net interest spread (TE)	3.08		3.02	3.11
Net interest margin (TE)	3.14		3.08	3.17
Dividend payout ratio	61.54		58.82	58.55

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	8.72		8.71	8.46

Asset quality analysis at period end
Nonperforming loans to total loans	0.86		0.97	1.08
Nonperforming assets to total assets	0.73		0.80	0.87
Allowance for loan losses to total loans	1.36		1.38	1.47
Coverage ratio (3)	1.6	x	1.4	1.4

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions, the net gain on sale of building, and the net sale of nonperforming loans).
(2)	The tangible equity ratio excludes $553 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

Page | 5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Years Ended
	12/31/15	12/31/14
Summary of operations
Net interest income (TE)	$143,222	141,583
Provision for loan losses	3,700	5,100
Net securities transactions	251	717
Noninterest income	17,621	19,189
Noninterest expense	90,560	84,670
Net income	42,238	44,193

Per common share
Net income per share:
- Basic	$0.444	0.467
- Diluted	0.444	0.466
Cash dividends	0.263	0.263
Tangible Book value at period end	4.33	4.14
Market price at period end	6.14	7.26

Performance ratios
Return on average assets	0.89%	0.97
Return on average equity	10.41	11.54
Efficiency (1)	55.08	52.60
Net interest spread (TE)	3.03	3.10
Net interest margin (TE)	3.09	3.16
Dividend payout ratio	59.13	56.30

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

TE = Taxable equivalent.

Page | 6

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Interest and dividend income:
Interest and fees on loans	$35,930	35,631	35,343	34,983	35,051
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	256	584	366	212	233
State and political subdivisions	16	23	23	25	29
Mortgage-backed securities and collateralized mortgage obligations-residential	2,233	2,230	2,276	2,393	2,733
Corporate bonds	-	-	-	1	2
Small Business Administration-guaranteed participation securities	482	497	503	522	524
Mortgage-backed securities and collateralized mortgage obligations-commercial	37	37	38	37	37
Other securities	4	4	4	4	4
Total interest and dividends on securities available for sale	3,028	3,375	3,210	3,194	3,562

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	425	461	480	478	512
Corporate bonds	154	153	154	154	154
Total interest on held to maturity securities	579	614	634	632	666

Federal Reserve Bank and Federal Home Loan Bank stock	120	113	118	116	123

Interest on federal funds sold and other short-term investments	494	408	423	400	363
Total interest income	40,151	40,141	39,728	39,325	39,765

Interest expense:
Interest on deposits:
Interest-bearing checking	115	117	111	105	98
Savings	608	603	599	658	663
Money market deposit accounts	513	537	547	617	634
Time deposits	2,375	2,544	2,500	2,434	2,366
Interest on short-term borrowings	278	290	300	346	335
Total interest expense	3,889	4,091	4,057	4,160	4,096

Net interest income	36,262	36,050	35,671	35,165	35,669

Provision for loan losses	1,300	800	800	800	1,000
Net interest income after provision for loan losses	34,962	35,250	34,871	34,365	34,669

Noninterest income:
Trustco Financial Services income	1,489	1,351	1,478	1,653	1,451
Fees for services to customers	2,704	2,770	2,691	2,524	2,753
Net gain on securities transactions	2	-	-	249	335
Other	235	244	285	197	213
Total noninterest income	4,430	4,365	4,454	4,623	4,752

Noninterest expenses:
Salaries and employee benefits	8,042	7,834	8,164	8,481	9,003
Net occupancy expense	3,884	3,929	3,878	4,108	3,869
Equipment expense	1,530	1,596	1,803	1,942	1,919
Professional services	2,067	2,238	2,066	1,507	1,536
Outsourced services	1,585	1,425	1,425	1,425	1,225
Advertising expense	592	668	733	600	602
FDIC and other insurance	2,055	2,202	1,017	1,065	949
Other real estate expense, net	570	806	201	424	841
Other	2,783	2,766	2,844	2,305	2,296
Total noninterest expenses	23,108	23,464	22,131	21,857	22,240

Income before taxes	16,284	16,151	17,194	17,131	17,181
Income taxes	6,104	5,535	6,467	6,416	6,521

Net income	$10,180	10,616	10,727	10,715	10,660
Net income per common share:
- Basic	$0.107	0.112	0.113	0.113	0.113

- Diluted	0.107	0.111	0.113	0.113	0.112

Average basic shares (in thousands)	95,256	95,149	95,056	94,947	94,681
Average diluted shares (in thousands)	95,349	95,234	95,190	95,074	94,813

Note: Taxable equivalent net interest income	$36,278	36,069	35,690	35,185	35,693

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Years Ended
	12/31/2015	12/31/2014

Interest and dividend income:
Interest and fees on loans	$141,887	135,960
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,418	1,417
State and political subdivisions	87	179
Mortgage-backed securities and collateralized mortgage obligations-residential	9,132	12,150
Corporate bonds	1	65
Small Business Administration-guaranteed participation securities	2,004	2,154
Mortgage-backed securities and collateralized mortgage obligations-commercial	149	151
Other securities	16	16
Total interest and dividends on securities available for sale	12,807	16,132

Interest on held to maturity securities:
Mortgage-backed securities-residential	1,844	2,259
Corporate bonds	615	615
Total interest on held to maturity securities	2,459	2,874

Federal Reserve Bank and Federal Home Loan Bank stock	467	511

Interest on federal funds sold and other short-term investments	1,725	1,464
Total interest income	159,345	156,941

Interest expense:
Interest on deposits:
Interest-bearing checking	448	365
Savings	2,468	2,662
Money market deposit accounts	2,214	2,499
Time deposits	9,853	8,565
Interest on short-term borrowings	1,214	1,397
Total interest expense	16,197	15,488

Net interest income	143,148	141,453

Provision for loan losses	3,700	5,100
Net interest income after provision for loan losses	139,448	136,353

Noninterest income:
Trust department income	5,971	5,837
Fees for services to customers	10,689	10,844
Net gain on securities transactions	251	717
Other	961	2,508
Total noninterest income	17,872	19,906

Noninterest expenses:
Salaries and employee benefits	32,521	32,879
Net occupancy expense	15,799	16,251
Equipment expense	6,871	7,219
Professional services	7,878	5,807
Outsourced services	5,860	5,350
Advertising expense	2,593	2,487
FDIC and other insurance	6,339	3,907
Other real estate expense, net	2,001	1,009
Other	10,698	9,761
Total noninterest expenses	90,560	84,670

Income before taxes	66,760	71,589
Income taxes	24,522	27,396

Net income	$42,238	44,193

Net income per Common Share:
- Basic	$0.444	0.467

- Diluted	0.444	0.466

Average basic shares (thousands)	95,103	94,628
Average diluted shares (thousands)	95,213	94,753

Note: Taxable equivalent net interest income	$143,222	141,583

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
ASSETS:

Cash and due from banks	$41,698	42,560	37,574	44,853	43,505
Federal funds sold and other short term investments	676,458	655,512	641,011	705,273	627,943
Total cash and cash equivalents	718,156	698,072	678,585	750,126	671,448

Securities available for sale:
U. S. government sponsored enterprises	86,737	103,492	152,082	108,248	77,800
States and political subdivisions	1,290	1,963	1,969	1,974	2,271
Mortgage-backed securities and collateralized mortgage obligations-residential	411,729	413,878	429,205	445,273	483,560
Corporate bonds	-	-	-	1,500	1,500
Small Business Administration-guaranteed participation securities	90,416	94,038	95,323	98,668	100,496
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,180	10,491	10,399	10,503	10,447
Other securities	685	685	685	685	685
Total securities available for sale	601,037	624,547	689,663	666,851	676,759

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	46,490	50,027	53,576	57,296	60,986
Corporate bonds	9,975	9,971	9,967	9,964	9,960
Total held to maturity securities	56,465	59,998	63,543	67,260	70,946

Federal Reserve Bank and Federal Home Loan Bank stock	9,480	9,480	9,480	9,228	9,228

Loans:
Commercial	203,415	208,794	209,399	212,145	223,382
Residential mortgage loans	2,721,173	2,707,944	2,669,929	2,620,925	2,575,222
Home equity line of credit	359,325	356,337	354,946	352,552	352,134
Installment loans	9,391	8,930	8,674	8,003	7,594
Loans, net of deferred fees and costs	3,293,304	3,282,005	3,242,948	3,193,625	3,158,332
Less:
Allowance for loan losses	44,762	45,149	45,571	45,944	46,327
Net loans	3,248,542	3,236,856	3,197,377	3,147,681	3,112,005

Bank premises and equipment, net	37,643	37,506	38,100	38,812	38,565
Other assets	63,669	59,358	64,589	60,698	65,488

Total assets	$4,734,992	4,725,817	4,741,337	4,740,656	4,644,439

LIABILITIES:
Deposits:
Demand	$365,081	354,162	355,783	347,315	331,425
Interest-bearing checking	754,347	719,071	713,001	696,137	682,210
Savings accounts	1,262,194	1,237,549	1,250,154	1,237,115	1,216,831
Money market deposit accounts	610,826	617,103	633,239	640,368	638,542
Time deposits	1,107,930	1,168,908	1,185,264	1,196,233	1,163,233
Total deposits	4,100,378	4,096,793	4,137,441	4,117,168	4,032,241

Short-term borrowings	191,226	184,405	170,750	194,738	189,116
Accrued expenses and other liabilities	30,078	32,327	30,687	28,274	29,638

Total liabilities	4,321,682	4,313,525	4,338,878	4,340,180	4,250,995

SHAREHOLDERS' EQUITY:
Capital stock	98,973	98,964	98,964	98,964	98,945
Surplus	171,443	171,788	171,988	172,237	172,353
Undivided profits	184,009	180,093	175,721	171,232	166,745
Accumulated other comprehensive loss, net of tax	(4,781)	(1,174)	(5,927)	(2,687)	(4,509)
Treasury stock at cost	(36,334)	(37,379)	(38,287)	(39,270)	(40,090)

Total shareholders' equity	413,310	412,292	402,459	400,476	393,444

Total liabilities and shareholders' equity	$4,734,992	4,725,817	4,741,337	4,740,656	4,644,439

Outstanding shares (in thousands)	95,262	95,149	95,056	94,956	94,857

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14
New York and other states*
Loans in nonaccrual status:
Commercial	$3,024	3,699	3,263	2,489	3,835
Real estate mortgage - 1 to 4 family	23,273	26,059	27,366	28,215	27,221
Installment	90	69	79	77	77
Total non-accrual loans	26,387	29,827	30,708	30,781	31,133
Other nonperforming real estate mortgages - 1 to 4 family	48	50	74	75	125
Total nonperforming loans	26,435	29,877	30,782	30,856	31,258
Other real estate owned	6,120	5,893	5,833	6,288	5,533
Total nonperforming assets	$32,555	35,770	36,615	37,144	36,791

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	1,817	2,054	1,678	2,608	2,740
Installment	8	9	10	20	13
Total non-accrual loans	1,825	2,063	1,688	2,628	2,753
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	1,825	2,063	1,688	2,628	2,753
Other real estate owned	335	-	275	670	908
Total nonperforming assets	$2,160	2,063	1,963	3,298	3,661

Total
Loans in nonaccrual status:
Commercial	$3,024	3,699	3,263	2,489	3,835
Real estate mortgage - 1 to 4 family	25,090	28,113	29,044	30,823	29,961
Installment	98	78	89	97	90
Total non-accrual loans	28,212	31,890	32,396	33,409	33,886
Other nonperforming real estate mortgages - 1 to 4 family	48	50	74	75	125
Total nonperforming loans	28,260	31,940	32,470	33,484	34,011
Other real estate owned	6,455	5,893	6,108	6,958	6,441
Total nonperforming assets	$34,715	37,833	38,578	40,442	40,452

Quarterly Net Chargeoffs (Recoveries)
	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14
New York and other states*
Commercial	$672	3	50	34	(16)
Real estate mortgage - 1 to 4 family	963	1,159	933	1,004	1,591
Installment	35	26	24	37	48
Total net chargeoffs	$1,670	1,188	1,007	1,075	1,623

Florida
Commercial	$(2)	(3)	(1)	(1)	(476)
Real estate mortgage - 1 to 4 family	6	33	167	109	37
Installment	13	4	-	-	1
Total net chargeoffs	$17	34	166	108	(438)

Total
Commercial	$670	-	49	33	(492)
Real estate mortgage - 1 to 4 family	969	1,192	1,100	1,113	1,628
Installment	48	30	24	37	49
Total net chargeoffs	$1,687	1,222	1,173	1,183	1,185

Asset Quality Ratios
	12/31/15		09/30/15		06/30/15		03/31/15		12/31/14

Total nonperforming loans(1)	$28,260		31,940		32,470		33,484		34,011
Total nonperforming assets(1)	34,715		37,833		38,578		40,442		40,452
Total net chargeoffs(2)	1,687		1,222		1,173		1,183		1,185

Allowance for loan losses(1)	44,762		45,149		45,571		45,944		46,327

Nonperforming loans to total loans	0.86%		0.97%		1.00%		1.05%		1.08%
Nonperforming assets to total assets	0.73%		0.80%		0.81%		0.85%		0.87%
Allowance for loan losses to total loans	1.36%		1.38%		1.41%		1.44%		1.47%
Coverage ratio(1)	158.4%		141.4%		140.3%		137.2%		136.2%
Annualized net chargeoffs to average loans(2)	0.21%		0.15%		0.15%		0.15%		0.15%
Allowance for loan losses to annualized net chargeoffs(2)	6.6	x	9.3	x	9.7	x	9.6	x	9.8	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended December 31, 2015			Three months ended December 31, 2014
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$80,605	256	1.27%	$80,520	233	1.16%
Mortgage backed securities and collateralized mortgage obligations-residential	412,193	2,233	2.17	517,694	2,733	2.11
State and political subdivisions	1,280	25	7.78	2,436	45	7.32
Corporate bonds	-	-	0.00	1,261	2	0.54
Small Business Administration-guaranteed participation securities	93,329	482	2.07	103,846	524	2.02
Mortgage backed securities and collateralized mortgage obligations-commercial	10,464	37	1.41	10,737	37	1.40
Other	685	4	2.34	685	4	2.34

Total securities available for sale	598,556	3,037	2.03	717,179	3,578	2.00

Federal funds sold and other short-term Investments	669,545	494	0.29	579,870	363	0.25

Held to maturity securities:
Corporate bonds	9,973	154	6.17	9,958	154	6.18
Mortgage backed securities and collateralized mortgage obligations-residential	48,275	425	3.52	62,720	512	3.27

Total held to maturity securities	58,248	579	3.97	72,678	666	3.67

Federal Reserve Bank and Federal Home Loan Bank stock	9,480	120	5.06	9,228	123	5.33

Commercial loans	202,854	2,667	5.26	220,516	2,847	5.16
Residential mortgage loans	2,714,016	29,874	4.40	2,543,869	28,875	4.54
Home equity lines of credit	357,990	3,204	3.55	349,984	3,161	3.58
Installment loans	9,126	192	8.37	6,861	176	10.19

Loans, net of unearned income	3,283,986	35,937	4.37	3,121,230	35,059	4.49

Total interest earning assets	4,619,815	40,167	3.47	4,500,185	39,789	3.53

Allowance for loan losses	(45,467)			(46,902)
Cash & non-interest earning assets	136,209			140,041

Total assets	$4,710,557			$4,593,324

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$721,150	115	0.06%	$656,694	98	0.06%
Money market accounts	615,815	513	0.33	644,676	634	0.39
Savings	1,250,127	608	0.19	1,214,885	663	0.22
Time deposits	1,133,396	2,375	0.83	1,148,055	2,366	0.82

Total interest bearing deposits	3,720,488	3,611	0.39	3,664,310	3,761	0.41
Short-term borrowings	186,462	278	0.59	185,577	335	0.72

Total interest bearing liabilities	3,906,950	3,889	0.39	3,849,887	4,096	0.42

Demand deposits	360,916			323,070
Other liabilities	28,570			25,214
Shareholders' equity	414,121			395,153

Total liabilities and shareholders' equity	$4,710,557			$4,593,324

Net interest income, tax equivalent		36,278			35,693

Net interest spread			3.08%			3.11%

Net interest margin (net interest income to total interest earning assets)			3.14%			3.17%

Tax equivalent adjustment		(16)			(24)

Net interest income		36,262			35,669

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Year ended December 31, 2015			Year ended December 31, 2014
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$107,436	1,418	1.32%	$113,563	1,417	1.25%
Mortgage backed securities and collateralized mortgage obligations-residential	439,343	9,132	2.08	555,430	12,150	2.19
State and political subdivisions	1,812	133	7.40	3,924	280	7.14
Corporate bonds	613	1	0.16	3,156	65	2.04
Small Business Administration-guaranteed participation securities	97,496	2,004	2.06	107,029	2,154	2.01
Mortgage backed securities andcollateralized mortgage obligations-commercial	10,566	149	1.41	10,837	151	1.40
Other	685	16	2.34	674	16	2.37

Total securities available for sale	657,951	12,853	1.95	794,613	16,233	2.04

Federal funds sold and other short-term Investments	664,516	1,725	0.26	589,873	1,464	0.25

Held to maturity securities:
Corporate bonds	9,967	615	6.17	9,952	615	6.18
Mortgage backed securities and collateralized mortgage obligations-residential	53,763	1,844	3.43	68,404	2,259	3.30

Total held to maturity securities	63,730	2,459	3.86	78,356	2,874	3.67

Federal Reserve Bank and Federal Home Loan Bank stock	9,414	467	4.96	10,135	511	5.04

Commercial loans	210,210	10,861	5.17	221,251	11,328	5.12
Residential mortgage loans	2,661,421	117,820	4.43	2,443,558	111,720	4.57
Home equity lines of credit	354,718	12,508	3.53	343,264	12,263	3.57
Installment loans	8,457	726	8.59	6,083	678	11.14

Loans, net of unearned income	3,234,806	141,915	4.39	3,014,156	135,989	4.51

Total interest earning assets	4,630,417	159,419	3.44	4,487,133	157,071	3.50

Allowance for loan losses	(46,023)			(47,409)
Cash & non-interest earning assets	136,752			135,217

Total assets	$4,721,146			$4,574,941

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$708,331	448	0.06%	$636,140	365	0.06%
Money market accounts	628,096	2,214	0.35	650,779	2,499	0.38
Savings	1,245,100	2,468	0.20	1,227,473	2,662	0.22
Time deposits	1,173,426	9,853	0.84	1,145,118	8,565	0.75

Total interest bearing deposits	3,754,953	14,983	0.40	3,659,510	14,091	0.39
Short-term borrowings	184,725	1,214	0.66	189,430	1,397	0.74

Total interest bearing liabilities	3,939,678	16,197	0.41	3,848,940	15,488	0.40

Demand deposits	348,552			319,458
Other liabilities	27,155			23,733
Shareholders' equity	405,761			382,810

Total liabilities and shareholders' equity	$4,721,146			$4,574,941

Net interest income, tax equivalent		143,222			141,583

Net interest spread			3.03%			3.10%

Net interest margin (net interest income to total interest earning assets)			3.09%			3.16%

Tax equivalent adjustment		(74)			(130)

Net interest income		143,148			141,453

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of a building, nonperforming loans and securities from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

Core net income (“core earnings”) and core net income (“core earnings”) per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate core earnings by excluding the net after-tax gain on the sale of the proposed Florida operations building, the net after-tax gain on a significant sale of an ORE property and net after-tax gains on the sale of non-performing loans from net income and from net income per share.  We believe that this provides a reasonable measure of core net income (earnings).

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

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NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

	12/31/15	09/30/15	12/31/14
Tangible Book Value Per Share

Equity	$413,310	412,292	393,444
Less: Intangible assets	553	553	553
Tangible equity	412,757	411,739	392,891

Shares outstanding	95,262	95,149	94,857
Tangible book value per share	4.33	4.33	4.14
Book value per share	4.34	4.33	4.15

Tangible Equity to Tangible Assets
Total Assets	4,734,992	4,725,817	4,644,439
Less: Intangible assets	553	553	553
Tangible assets	4,734,439	4,725,264	4,643,886

Tangible Equity to Tangible Assets	8.72%	8.71%	8.46%
Equity to Assets	8.73%	8.72%	8.47%

	3 Months Ended			Years Ended
Efficiency Ratio	12/31/15	09/30/15	12/31/14	12/31/15	12/31/14

Net interest income	$36,262	36,050	35,669	143,148	141,453
Taxable equivalent adjustment	16	19	24	74	130
Net interest income (fully taxable equivalent)	36,278	36,069	35,693	143,222	141,583
Non-interest income	4,430	4,365	4,752	17,872	19,906
Less: Net gain on sale of building and nonperforming loans	-	-	-	60	1,719
Less: Net gain on securities	2	-	335	251	717
Revenue used for efficiency ratio	40,706	40,434	40,110	160,783	159,053

Total noninterest expense	23,108	23,464	22,240	90,560	84,670
Less: Other real estate expense, net	570	806	841	2,001	1,009
Expense used for efficiency ratio	22,538	22,658	21,399	88,559	83,661

Efficiency Ratio	55.37%	56.04%	53.35%	55.08%	52.60%

	3 Months Ended			Years Ended
Core Net Income	12/31/15	09/30/15	12/31/14	12/31/15	12/31/14

Net income	$10,180	10,616	10,660	42,238	44,193
Less: Gain on sale of building, nonperforming loans, and significant ORE gain, net of tax	-	-	-	37	2,684
Core net income	10,180	10,616	10,660	42,201	41,509

Average basic shares outstanding (in thousands)	95,256	95,149	94,681	95,103	94,628
Average diluted shares outstanding (in thousands)	95,349	95,234	94,813	95,213	94,753

Net income per common share:
- Basic	$0.107	0.112	0.113	0.444	0.467
- Diluted	0.107	0.111	0.112	0.444	0.466

Core net income per common share:

- Basic	$0.107	0.112	0.113	0.444	0.439
- Diluted	0.107	0.111	0.112	0.443	0.438

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